Exhibit 24
                               Powers of Attorney

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

         /s/  F. Duane Ackerman                               April 26, 2002
               F. Duane Ackerman                              Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


         /s/  Ronald M. Dykes                                 April 25, 2002
               Ronald M. Dykes                                Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/  W. Patrick Shannon                              April 22, 2002
               W. Patrick Shannon                             Date
          Vice President - Finance
         (Principal Accounting Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  Reuben V. Anderson                         April 17, 2002
               Reuben V. Anderson                        Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  James H. Blanchard                        April 18, 2002
               James H. Blanchard                       Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  J. Hyatt Brown                              April 17, 2002
               J. Hyatt Brown                             Date
                       Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  Armando M. Codina                     April 19, 2002
               Armando M. Codina                    Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  Kathleen F. Feldstein                      April 21, 2002
               Kathleen F. Feldstein                     Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


               /s/  James P. Kelly                            April 19, 2002
                     James P. Kelly                           Date
                            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  Joseph M. Magliochetti                      April 17, 2002
               Joseph M. Magliochetti                     Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


               /s/   Leo F. Mullin                    April 17, 2002
                       Leo F. Mullin                  Date
                       Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  Eugene F. Murphy                      April 18, 2002
               Eugene F. Murphy                     Date
                   Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


              /s/  Robin B. Smith                             April 17, 2002
                    Robin B. Smith                            Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 900,000 shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Purchase Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


         /s/  William S. Stavropoulos                     April 19, 2002
               William S. Stavropoulos                    Date
                        Director